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                                                                    Exhibit 99.1

                    Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subscription
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vialta, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         (1) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the financial requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2003                        By: /s/Didier Pietri
                                           Didier Pietri
                                           President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Vilata, Inc. and will be retained by Vialta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.